UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2020 (March 12, 2020)

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648

(Address of Principal Executive Offices, and Zip Code)

(609) 896-9100

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On March 12, 2020, Celsion Corporation (the “Company”) entered into private exchange agreements (the “Exchange Agreements”) with certain holders (the “Investors”) of warrants issued in connection with the Company’s registered direct offering of common stock and warrants (the “Original Warrants”) issued on March 3, 2020. The Original Warrants being exchanged provided for the purchase of up to an aggregate of 2,971,428 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at an exercise price of $1.15, with an expiration date of September 3, 2025.

Pursuant to the Exchange Agreements, in return for a higher exercise price of $1.24 per share of Common Stock, the Company issued new warrants to the Investors to purchase up to 3,200,000 shares of Common Stock (the “Exchange Warrants”) in exchange for the Original Warrants. The Exchange Warrants, like the Original Warrants, are initially exercisable six months following their issuance (the “Initial Exercise Date”) and expire on the five year anniversary of the Initial Exercise Date. Other than having a higher exercise price, different issue date, Initial Exercise Date and expiration date, the terms of the Exchange Warrants are identical to those of the Original Warrants, additional terms of which are more fully described under Item 1.01 of the Company’s Current Report on Form 8-K filed on March 3, 2020, which such terms are incorporated herein by reference.

The above description of the Exchange Agreements and Exchange Warrants is qualified in its entirety by reference to the full and complete terms of such agreements, such documents attached to this Current Report on Form 8-K as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Exchange Warrant
10.1	Form of Exchange Agreement, dated March 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: March 13, 2020	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Executive Vice President
and Chief Financial Officer